UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2025

National CineMedia, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33296	20-5665602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 S. Syracuse Way, Suite 300
Centennial, Colorado		80111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 792-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NCMI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 13, 2025, National CineMedia, Inc. (“the Company”) will be hosting, via a live webcast, an Investor Day Event that can be accessed on the Company's investor webpage. The Company is furnishing the investor presentation that will be used at the Investor Day Event (the “Investor Day Presentation”) attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference into this Item 7.01.

On March 13, 2025, the Company issued a press release announcing the reintroduction of a quarterly dividend on the Company’s common stock, the launch of a new advertising offering and other information related to the Investor Day Event. A copy of the press release is furnished as Exhibit 99.2 to this report.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference to such filing. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Item 7.01 or the Investor Day Presentation, although it may do so from time to time as its management believes is appropriate or as required by applicable law.

Item 8.01 Other Events.

On March 12, 2025, the Board of Directors of the Company declared a cash dividend on the Company's common stock in an amount of $0.03 per share to stockholders of record as of March 24, 2025, payable on April 7, 2025.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Investor Day Presentation for March 13, 2025.
99.2	Press Release, dated March 13, 2025.
101	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Date:	March 13, 2025	By:	/s/ Ronnie Y. Ng
Ronnie Y. Ng Chief Financial Officer